Material Agreements	12 Months Ended
Dec. 31, 2025
Disclosure Of Material Agreements [Abstract]
Material Agreements
Note 18:	Material Agreements

a.	BARDA Contracts

In September 2015, the Company was awarded a Biomedical Advanced Research and Developments Authority (“BARDA”) contract for treatment of thermal burn injuries. This contract was amended multiple times to extend its term until September 2025 and its total value, up to a total amount of $165,000 as of the end of 2022.

In May 2023, BARDA has awarded an additional approximately $10,000 to the Company. The total amount of the contract is comprised of $110,000 to support research and development activities and up to $65,000 to procure Nexobrid for U.S. emergency preparedness (which will be split between the Company and Vericel following Vericel’s agreement (see note 18b)).

As of December 31, 2025, the Company has recognized approximately $99,809 in the aggregate, from BARDA for support of its research and development activities and an additional $16,500 for procurement of Nexobrid for U.S. emergency preparedness, which were recorded at the net amount of approximately $10,500 following the split of gross profit agreement with Vericel for the initial BARDA procurement. The contract expired in September 2025.

In September 2018 the Company was awarded the second BARDA contract, to develop Nexobrid for the treatment of Sulfur Mustard injuries as part of BARDA’s preparedness for mass casualty events. The contract provides up to $12,000 of funding to support research and development activities and contains options to provide additional funding of up to $29,000 for additional development activities, animal pivotal studies, and the BLA submission for licensure of Nexobrid for the treatment of Sulfur Mustard injuries. The second BARDA contract expired in 2023. As of December 31, 2023, the Company has recognized and received approximately $4,368 of funding from the second BARDA contract.

b.	Vericel Agreement:

On May 6, 2019, the Company entered into exclusive license and supply agreements with Vericel to commercialize Nexobrid in North America (the “Collaboration Agreements”). Pursuant to the Collaboration Agreements, Vericel will obtain the authority over and control of the development, regulatory approval and commercialization of licensed products in the territory of North America. MediWound will be responsible for the development of the product through BLA approval, supported and funded by BARDA, as well as the manufacture and supply of Nexobrid. In addition, MediWound retains the commercial rights to Nexobrid in non-North American territory.

Under the terms of the license agreement, Vericel has made an upfront payment to MediWound of $17,500 which was recorded as revenues from license agreements in 2019 as well as an additional milestone payment of $7,500 recorded as revenues from license agreements in 2022 upon BLA approval received in December 2022. Furthermore, Vericel has also agreed to pay MediWound up to $125,000 in payments contingent upon meeting certain annual sales milestones, tiered royalties on net sales ranging from high single-digit to teen-digit percentages, a split of gross profit on committed BARDA procurement orders and a teen-digit royalty on any additional future BARDA purchases of Nexobrid. Under the terms of the supply agreement, Vericel will procure Nexobrid from MediWound at a fixed price. The Supply Agreement’s initial term is five years (the “Initial Term”), with Vericel required to provide the Company with notice regarding whether it plans to extend the Initial Term for an additional two years by the third anniversary of the Supply Agreement. In May 2022, Vericel notified the Company on its election to extend the Initial Term for an additional two years until 2026. After the Initial Term and optional two-year extension, Vericel, at its sole discretion, may choose to extend the Supply Agreement’s term for additional one-year period for a potential total term of fifteen years.

Total revenue from royalties as of December 31, 2025 and 2024 was approximately $355 and $244, respectively.

c.	DoW and MTEC contracts:

On February 17, 2022, the Company entered into a contract with the U.S. Department of  War (DoW), through the Medical Technology Enterprise Consortium (MTEC), to develop Nexobrid as a non-surgical solution for field-care burn treatment for the U.S. Army. The contract provides funding up to $2,727.

During 2023, the DoW through MTEC awarded the Company additional funding of $9,117 in addition, the company was awarded directly through MTEC funding of $1,190, to advance the development of a new temperature stable formulation of Nexobrid.

In May 2024, the Company was awarded additional funding of $1,557 from the DoW through MTEC. In April 2025 the Company was awarded additional funding of $937 from the DoW through MTEC. In July 2025 the Company was awarded additional funding of $2,715 from the DoW through MTEC. As of December 31, 2025, the total funding from the DoW and MTEC is $18,243.

d.	European Innovation Council (EIC):

In July 2024, the Company was awarded a Euro 2,500 (Approximately $2,725) grant from the European Innovation Council (EIC) Accelerator program to support the clinical and regulatory advancement of EscharEx for the treatment of diabetic foot ulcers (DFUs). Following a successful evaluation process, the Company entered into discussions with respect to a potential additional Euro 13,750 (Approximately $14,987) equity investment component under the program, however, these discussions did not result in an investment. In December 2024, the Company received the first payment of Euro 1,125 ($1,181) from the grant component. (See also note 13)

e.
During 2025 and 2024, the Company signed new agreements with suppliers to procure services totaling $18,276 for the VALUE, a global pivotal Phase III clinical trial of EscharEx for VLU, covering a period of two to three years.

f.	Biopharmax Group Ltd. contract:

On July 17, 2023, the Company signed an agreement with Biopharmax Group Ltd.  The objective of this agreement is to establish, commission, and validate a cutting-edge, sterile, and GMP-compliant manufacturing facility. The venture aims to increase the Company’s production capacity significantly, up to six times the current capacity.

The new facility, equipped with fully operational clean rooms, will be exclusively designed for Nexobrid production. It will comply with stringent regulations from the GMP, FDA, EMA, Israeli Ministry of Health, and relevant Israeli regulatory bodies. An estimated $13.1 million will be invested in the project. Construction was completed in 2024, in 2025, commissioning of the expanded NexoBrid manufacturing facility was successfully completed. Commercial availability will depend on securing the necessary regulatory approvals. (see also note 9).